Exhibit 10.1

AMENDMENT NO. 7 TO FIRST LIEN CREDIT AGREEMENT

AMENDMENT NO. 7, dated as of June 23, 2026 (this “Amendment”), by and among Hoya Midco, LLC, a Delaware limited liability company (the “Borrower”), Hoya Intermediate, LLC, a Delaware limited liability company (“Holdings”), the other Loan Parties listed on the signature pages hereto, the Revolving Lenders party hereto (which constitute the Required Revolving Lenders) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), to the First Lien Credit Agreement, dated as of June 30, 2017, by and among the Borrower, Holdings, the Administrative Agent and each lender from time to time party thereto (as amended prior to the date hereof, the “Credit Agreement” and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

WITNESSETH:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Borrower has requested that the Required Revolving Lenders increase the Letter of Credit Sublimit from $10,000,000 to $25,000,000 and that the Consenting Issuing Banks (as defined below) increase their Fronting Exposure Cap and their Letter of Credit Commitment accordingly; and

WHEREAS, the Borrower, the Revolving Lenders party hereto (each a “Consenting Revolving Lender”) and each Issuing Bank party hereto (each a “Consenting Issuing Bank”) have agreed to amend the Credit Agreement pursuant to Section 9.02(b) of the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments. Subject to satisfaction of the conditions set forth in Article II hereof, on the Amendment No. 7 Effective Date(as defined below), the Credit Agreement is hereby amended as follows:

a)
the definition of the term “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement shall be amended and restated in full as follows:

““Letter of Credit Sublimit” means $25,000,000.”;

b)
the definition of the term “Fronting Exposure Cap” in Section 1.01 of the Credit Agreement shall be amended and restated in full as follows:

““Fronting Exposure Cap” means, as of the Amendment No. 7 Effective Date, with respect to each Issuing Bank, the amount of each Issuing Bank’s Fronting Exposure Cap set out beside such Issuing Bank’s name on Schedule 2.01, as amended by Amendment No. 7.”;

c)
the following term shall be added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Amendment No. 7” means, that certain Amendment No. 7 to First Lien Credit Agreement, dated as of the Amendment No. 7 Effective Date, by and among Holdings, the Borrower, the Administrative Agent and the other parties party thereto.”;

d)
the following term shall be added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Amendment No. 7 Effective Date” means June 23, 2026, the date of effectiveness of Amendment No. 7.”;

e)
The “Fronting Exposure” section of Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto; and
f)
Schedule 2.05 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

ARTICLE II

Conditions to Effectiveness

Section 2.1. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 7 Effective Date”) on which the following conditions precedent are satisfied:

a)
The Administrative Agent (or its counsel) shall have received from (i) the Administrative Agent, (ii) each Consenting Revolving Lender, (iii) each Consenting Issuing Bank and (iv) each Loan Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
b)
The Administrative Agent shall have received (i) such customary resolutions or other action of Holdings and the Borrower as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, (ii) such documents and certifications (including, without limitation, incumbency certificates, Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of Holdings and the Borrower is duly organized or formed, and that each of Holdings and the Borrower is validly existing and in good standing and (iii) bring down good standing certificates of Holdings and the Borrower dated as of a recent date.
c)
The Borrower shall have provided the documentation and other information, solely with respect to the Borrower, reasonably requested in writing prior to the Amendment No. 7 Effective Date by the Administrative Agent (or the Revolving Lenders through the Administrative Agent) as is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and, to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a certification regarding beneficial ownership).
d)
[reserved].
e)
(i) On the date hereof, immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of the Borrower and each other Loan Party contained in Article III of the Credit Agreement and each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 7 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) on the date hereof and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default exists. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in this clause (e).

Section 2.2. Condition Subsequent. Unless otherwise agreed between the Borrower and the Administrative Agent, all costs, fees and expenses (including, without limitation, legal fees and expenses) incurred by the Administrative Agent and the Revolving Lenders prior to the Amendment No. 7 Effective Date that are due and payable by the Loan Parties pursuant to Section 9.03 of the Credit Agreement shall be paid on July 1, 2026, to the extent invoiced as least three (3) Business Days prior to July 1, 2026.

ARTICLE III

Miscellaneous

Section 3.1. Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent sunder the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 7 Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. All references to the Credit Agreement in any document, instrument, agreement or writing shall, from and after the Amendment No. 7 Effective Date, be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 7 Effective Date, the Credit Agreement as amended hereby.

Section 3.2. [reserved].

Section 3.3. Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.4. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 3.5. Reaffirmation. Each Loan Party hereto expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof and on the Amendment No. 7 Effective Date, that its guarantee of the Obligations under the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Agreement to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Loan Parties under the Loan Documents (including the Credit Agreement as amended hereby) subject to any limitations set out in the Credit Agreement (as so amended) and any other Loan Document applicable to that Loan Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

Section 3.6. Indemnification. Section 9.03(b) of the Credit Agreement is incorporated herein by reference mutatis mutandis.

Section 3.7. Jurisdiction; Service of Process; WAIVER OF JURY TRIAL. Sections 9.09(b), 9.09(c), 9.09(d) and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HOYA MIDCO, LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

HOYA INTERMEDIATE, LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

VIVID SEATS LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

ACTCO LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

TICKET WEBSITE LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

ACTIVE TICKET COMPANY LP

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

VIVID HOSPITALITY LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

WORLD TICKET SOURCE, LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Office

SKYBOX TICKET RESALE PLATFORM LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

TICKET FULFILLMENT SERVICES LP

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

VIVID PICKS, LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

VIVID VDC, LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

INTERNATIONAL TICKETS LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

VIVID SEATS INTERNATIONAL LLC

By: /s/ Lawrence Fey

Name: Lawrence Fey

Title: President and Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent, an Issuing Bank and a Revolving Lender

By: /s/ Sean Duggan

Name: Sean Duggan

Title: Director

CITIBANK, N.A., as an Issuing Bank and a Revolving Lender

By: /s/ Stella Zhang

Name: Stella Zhang

Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as an Issuing Bank and a Revolving Lender

By: /s/ Philip Tancorra

Name: Philip Tancorra

Title: Director

By: /s/ Craig Cheverko

Name: Craig Cheverko

Title: Vice President

MIZUHO BANK, LTD., as an Issuing Bank and a Revolving Lender

By: /s/ Jonathan Lasner

Name: Jonathan Lasner

Title: Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as an Issuing Bank and a Revolving Lender

By: /s/ Roberto Ellinghaus

Name: Roberto Ellinghaus

Title: Vice President

ROYAL BANK OF CANADA, as an Issuing Bank and a Revolving Lender

By: /s/ Hao (Alan) Wen

Name: Hao (Alan) Wen

Title: Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

Annex A

Commitments and Loans

(as of the Amendment No. 7 Effective Date)

Fronting Exposure

Issuing Bank	Fronting Exposure Cap
Barclays Bank PLC	$3,571,428.57
Bank of America, N.A.	$1,428,571.42
Citibank, N.A.	$3,571,428.57
Mizuho Bank, Ltd.	$3,571,428.57
Deutsche Bank AG New York Branch	$3,571,428.57
Morgan Stanley Senior Funding, Inc.	$3,571,428.57
Royal Bank of Canada	$3,571,428.57
Total	$22,857,142.84

Annex B

Letter of Credit Commitments

(as of the Amendment No. 7 Effective Date)

Issuing Bank	Letter of Credit Commitment
Barclays Bank PLC	$3,571,428.57
Bank of America, N.A.	$1,428,571.42
Citibank, N.A.	$3,571,428.57
Mizuho Bank, Ltd.	$3,571,428.57
Deutsche Bank AG New York Branch	$3,571,428.57
Morgan Stanley Senior Funding, Inc.	$3,571,428.57
Royal Bank of Canada	$3,571,428.57
Total	$22,857,142.84